EXHIBIT 10.14
                                  -------------


                            PENN FEDERAL SAVINGS BANK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                             EFFECTIVE MARCH 1, 2003
                 AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005

                                     Purpose
                                     -------

         The purpose of the Plan is to provide supplemental retirement benefits to a select group of employees who contribute materially to the continued growth, development and future business success of Penn Federal Savings Bank and its Affiliates. The Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

         The Plan has been amended and restated effective January 1, 2005, except where otherwise provided herein or required by applicable law. The Plan is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance of general applicability issued thereunder, and shall be administered and operated accordingly.

         The rights of any person who terminates employment on or before any amendment to this Plan shall be determined solely under the terms of the Plan in effect as of the date of his termination of employment, unless such person again becomes a Participant hereunder, or unless otherwise required by Section 409A of the Code or other applicable law.

                                    ARTICLE I
                                   Definitions
                                   -----------

         For purposes of the Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

         "Affiliates"  shall  mean any  entity  that,  directly  or  indirectly,
         ------------
         through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

         "Annual Benefit" shall mean with respect to any Participant,  an annual
         ----------------
         benefit equal to the percentage of the Participant's Final Average Compensation set forth in a Participant's Plan Agreement. Notwithstanding the foregoing, where the Plan Agreement expresses the Annual Benefit as a unit benefit, then the Annual Benefit shall be equal to the percent of the Participant's Final Average Compensation set forth in the Participant's Plan Agreement times the number of the Participant's Years of Credited Service set forth in a Participant's Plan Agreement, calculated through the last day of the month in which the Participant experiences a Termination of Employment. A
         Participant's Annual Benefit shall not exceed any maximum Annual Benefit set forth in his Plan Agreement, nor be less than any minimum Annual Benefit set forth in his Plan Agreement.

         "Beneficiary"  shall  mean  one  or  more  persons,  estates  or  other
         -------------
         entities, designated in accordance with Article 9, that are entitled to receive benefits under the Plan upon the death of a Participant.

         "Beneficiary  Designation  Form" shall mean the form  established  from
         --------------------------------
         time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

         "Board" shall mean the board of directors of the Company.
         -------

         "Change  in  Control"  shall  mean a "change  in the  ownership  of the
         ---------------------
         Company", a "change in the effective control of the Company", or a "change in the ownership of a substantial portion of the Company's assets", all within the meaning of Section 409A.

         "Claimant" shall have the meaning set forth in Section 13.1.
         ----------

         "Code" shall mean the Internal  Revenue Code 1986, as it may be amended
         ------
         from time to time.

         "Committee" shall mean the committee described in Article 11.
         -----------

         "Company" shall mean Penn Federal Savings Bank.
         ---------

         "Compensation"  shall mean the annual  cash  compensation  relating  to
         --------------
         services performed by a Participant for the Company and its Affiliates during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses of any type or nature, fringe benefits, stock options, other stock based compensation, relocation expenses, non-monetary awards, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Participant's gross income). Compensation shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of the Company and its Affiliates and shall be calculated to include amounts not otherwise included in the Participant's gross income; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Participant.

         "Early  Retirement  Date" shall mean the later of (i) the date that the
         -------------------------
         Participant attains age 55, and (ii) the date of the Participant's Termination of Employment, which event occurs pursuant to the Normal Retirement Date.

         "Early Retirement Monthly Benefit" shall mean a monthly amount equal to
         ----------------------------------
         the Participant's Monthly Benefit at his Normal Retirement Date, reduced by .16666% (or the appropriate fraction thereof) for each month or portion thereof by which the Participant's Early Retirement Date precedes his Normal Retirement Date (2 percent annually). By way of illustration, if a Participant elects to receive his Plan benefit at age 55 rather than age 65, and his Monthly Benefit at his Normal Retirement Date is 5.83 percent of Compensation (70 percent annually), then his Early Retirement Monthly Benefit will be 4.1666 percent of Compensation (50 percent annually) ((70% - (2% times 10)/12).

         "Employee"  shall mean a person who is classified as an employee of the
         ----------
         Company or its Affiliates.

         "Equivalent  Actuarial Value" shall mean, unless otherwise specified in
         -----------------------------
         the Plan Agreement, a benefit of equivalent value to another form of benefit, computed on the basis of an interest rate factor of 7 percent per annum. Notwithstanding the foregoing, the Equivalent Actuarial Value of any payment made on account of a Change in Control shall be determined by using the discount rate under Treasury Regulation Section 1.280G-1, Q&A 32, or the successor regulation thereto on the date of the payment (i.e., as of the effective date of the Plan, 120 percent of the applicable Federal rate as determined under Section 1274(d) and the regulations thereunder, compounded semiannually). For purposes of
         Section 3.2 (regarding death benefits), Equivalent Actuarial Value shall be determined using the applicable long-term Federal rate under
         Section 1274(d) and the regulations thereunder, compounded semiannually, as in effect on the date of the Participant's death.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
         -------
         as it may be amended from time to time.

         "Final  Average  Compensation"  shall  mean the  amount  determined  by
         ------------------------------
         dividing by two the Participant's aggregate Compensation during the two Plan Years (whether or not consecutive) in the five Plan Year period immediately prior to his Termination of Employment (or if Termination of Employment occurs during the month of December then including the
                                                                   ---------
         Plan Year in which Termination of Employment occurs) that results in the largest total.

         "Holding Company" shall mean PennFed Financial Services, Inc.
         -----------------

         "Monthly  Benefit" shall mean one twelfth  (1/12) of the  Participant's
         ------------------
         Annual Benefit.

         "Normal  Retirement  Date"  shall mean the later of (i) the date of the
         --------------------------
         Participant's Termination of Employment or (ii) the Participant's attainment of age sixty-five (65).

         "Participant"   shall  mean  any   Employee  (i)  who  is  selected  to
         -------------
         participate in the Plan, (ii) who signs a Plan Agreement, and (iii) whose signed Plan Agreement is accepted by the Committee. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an Annual Benefit under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

         "Payout  Period" shall mean the number of consecutive  months set forth
         ----------------
         as the Payout Period in a Participant's Plan Agreement, commencing on the first day of the calendar month next following the Participant's Normal Retirement Date, except as otherwise provided in Section 3.1. Notwithstanding the foregoing, the Payout Period for Plan benefits commencing on an Early Retirement Date shall be extended by one month for each full month by which the Participant's Early Retirement Date precedes his Normal Retirement Date. To illustrate, if a

         Participant with a Payout Period of 180 months on his Normal Retirement Date elects an Early Retirement Date of age 62, then the Payout Period will be 216 months (180, plus 1 times 36 months).

         "Plan" shall mean this  Supplemental  Executive  Retirement Plan, which
         ------
         shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

         "Plan Agreement" shall mean a written agreement, as may be amended from
         ----------------
         time to time (which may not change the Payout Periods), which is entered into by and between the Company and a Participant. Should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Company shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may limit the benefits otherwise provided under the Plan.

         "Plan  Year"  shall have the same  meaning  as the  fiscal  year of the
         ------------
         Company.

         "Pre-2005 Accrued Benefit" shall mean the Equivalent Actuarial Value of
         --------------------------
         the Participant's Monthly Benefit as of December 31, 2004, determined as if the Participant experienced a voluntary Termination of Employment other than a Termination of Cause on December 31, 2004, and received a payment of the benefits with the maximum value available from the Plan on the earliest date possible under the Plan to receive a payment of benefits following his Termination of Employment. The amount described in the preceding sentence may be increased to equal the present value of the benefit the Participant actually becomes entitled to under the terms of the Plan as in effect on October 3, 2004, without regard to any further services provided by the Participant after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits (other than a Participant election regarding the time or form of an available benefit). The determination of a Participant's Pre-2005 Accrued Benefit shall be determined in accordance with Section 409A.

         "Section 409A" means Section 409A of the Code and the  regulations  and
         --------------
         guidance of general applicability issued thereunder.

         "Section 409A  Transition Rule Election" shall mean an election made by
         ----------------------------------------
         a Participant, or an amendment to the Plan, prior to December 31, 2007 (or such later date as permitted by Section 409A) regarding Change in Control payments under Section 11.2. A Section 409A Transition Rule Election made prior to December 31, 2006 shall (a) apply only to amounts that would not otherwise be payable under the terms of the Plan during 2006, and (b) not cause any amounts that would not otherwise be payable under the Plan after 2006 to be payable in 2006. A Section 409A Transition Rule Election made during 2007 shall (a) apply only to amounts that would not otherwise be payable under the terms of the Plan during 2007, and (b) not cause any amounts that would not otherwise be payable under the Plan after 2007 to be payable in 2007. No Transition Rule election shall violate any constructive receipt or other tax rule that would result in the acceleration of taxation of Plan payments.

         "Specified  Employee"  shall  mean a key  employee  described  in  Code
         ---------------------
         Section 416(i) (determined without regard to paragraph (5) thereof) of the Company or an Affiliate, provided the Company is publicly traded on an established securities market or otherwise. For purposes of determining whether a Participant is a Specified Employee, the identification date shall be December 31. The determination of whether a Participant is a Specified Employee shall be made by the Committee in accordance with Section 409A.

         "Termination  for  Cause" or  "Terminated  for  Cause"  shall  mean the
         -------------------------     ------------------------
         involuntary termination of service of a Participant on account of dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (excluding violations which do not have a material adverse affect on the Company) or final cease-and-desist order. No act or failure to act by the Participant shall be considered willful unless the Participant acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. The Participant shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Participant a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with the Participant's counsel, to be heard before the Board), stating that in the good faith opinion of the Board of Directors the Participant has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         "Termination of Employment"  shall mean the severing of employment with
         ---------------------------
         the Company and its Affiliates. Whether a Termination of Employment has occurred will be determined based on the facts and circumstances surrounding the termination of the Participant's employment and whether the Company and the Participant intended for the Participant to provide significant services for the Company and its Affiliates following such termination. A Termination of Employment will not be considered to have occurred if:

                  (a) the Participant continues to provide services as an employee of the Company and its Affiliates at an annual rate that is twenty percent (20%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration for such services is twenty percent (20%) or more of the average annual remuneration earned during the final three full calendar years of employment (or, if less, such lesser period), or

                  (b) the Participant continues to provide services to the Company in a capacity other than as an employee of the Company and its Affiliates at an annual rate that is fifty percent (50%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual remuneration for such services is fifty percent (50%) or more of the average annual remuneration earned during the final three full calendar years of employment (or if less, such lesser period).

                  Notwithstanding anything herein to the contrary, no Participant shall be considered to have experienced a Termination of Employment unless his termination of employment with the Company and its Affiliates would constitute a "separation from service" within the meaning of Section 409A.

         "Trust"  shall mean any trust  established  between the Company and the
         -------
         trustee named therein to provide benefits hereunder, as amended from time to time.

         "Years of Credited  Service"  shall mean the total number of Plan Years
         ----------------------------
         (or fraction thereof determined on a months basis) taken into account under a Participant's Plan Agreement for purposes of calculating such Participant's Annual Benefit.

                                    ARTICLE 2
                       Selection, Enrollment, Eligibility
                       ----------------------------------

2.1      Selection by Committee. Participation in the Plan shall be limited to a
         ----------------------
         select group of management and highly compensated Employees, as determined by the Committee in its sole discretion from time to time. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2      Enrollment Requirements. As a condition to participation, each selected
         -----------------------
         Employee shall complete, execute and return to the Committee a Plan Agreement. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary or appropriate.

2.3      Eligibility;   Commencement  of  Participation.  Provided  an  Employee
         ----------------------------------------------
         selected to participate in the Plan has met all enrollment requirements set forth in the Plan and required by the Committee, including returning all required documents to the Committee, that Employee shall commence participation in the Plan on the date his Plan Agreement is executed by the Company.

2.4      Termination of Participation. If the Committee determines in good faith
         ----------------------------
         that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion but subject in all respects to Section 409A, to (i) cease further benefit accruals hereunder and/or (ii) immediately distribute in a single lump sum the Equivalent Actuarial Value of the Monthly Benefits for the Payout Period, determined as if the Participant experienced a Termination of Employment, and terminate the Participant's participation herein.

                                    ARTICLE 3
                                    Benefits
                                    --------

3.1      Payment of Benefits.  Upon a Participant's  Normal Retirement Date, the
                    --------
         Company shall pay the Monthly Benefit to him during the Payout Period. If the Participant experiences a Termination from Service prior to the Normal Retirement Date but after attaining age 55, he shall immediately commence to receive his Early Retirement Monthly Benefit for the Payout Period. If such Termination from Service occurs prior to when the Participant attains age 55, then upon attaining age 55, the Participant shall commence to receive his Early Retirement

         Monthly Benefit for the Payout Period. Payments under this Section 3.1 are subject to Section 3.4.

3.2      Death Benefits.
         --------------

                  (a) If the Participant dies before having commenced receiving benefits under Section 3.1, then his Beneficiary shall receive no later than 120 days after the Committee is notified of and confirms the Participant's death, a lump sum cash payment equal to the Equivalent Actuarial Value of the Participant's Monthly Benefit. If the Participant dies after he has commenced receiving benefits under
         Section 3.1, then the remaining payments to the Participant shall continue to be made to the Participant's Beneficiary commencing on the first day of the month in which the Participant's death occurs.

                  (b) In addition to the death benefit provided in Section 3.2(a), but subject to, and limited by, all of the provisions of this Plan, a Participant's Beneficiary shall, upon the death of the Participant, receive a lump sum death benefit equal to $1,000,000 reduced by the death benefit paid to the Participant under the Penn Federal Savings Bank Supplemental Executive Death Benefit Plan. This benefit shall be paid to the Participant's Beneficiary as soon as practicable following the date of the Participant's death.

3.3      Acceleration of Pre-2005 Accrued Benefit.  The Committee may accelerate
         ----------------------------------------
         the payment of the Participant's Pre-2005 Accrued Benefit, at such time and in such manner as the Committee may determine, in which case the accelerated benefit shall be equal to the Equivalent Actuarial Value of such unpaid Pre-2005 Accrued Benefit.

3.4      Delayed Distribution for Specified  Employees.  If the Participant is a
         ---------------------------------------------
         Specified Employee at the time of his Termination of Employment, his Monthly Benefit or Early Retirement Monthly Benefit, as applicable, shall commence to be distributed on the first day of the month following the date which is six months after the date of the Participant's Termination of Employment. Payments which are required to be deferred in accordance with the preceding sentence shall be paid with the initial payment.

3.5      Tax Withholding from Distributions.  The Company, an Affiliate,  or the
         ----------------------------------
         trustee of the Trust, if any, shall withhold from any payments made to a Participant all federal, state and local income, employment and other taxes required to be withheld by the Company, an Affiliate, or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Company and, if applicable, the trustee of the Trust.

                                    ARTICLE 4
                    In-Service Withdrawals and Distributions
                    ----------------------------------------

         No in-service withdrawals or distributions are permitted under the Plan.

                                    ARTICLE 5
                                     Vesting
                                     -------

         Unless the Participant's Plan Agreement provides otherwise, the Participant shall be fully vested in his Monthly Benefit after the completion of 10 Years of Service. For this purpose, Years of Service credited prior to the effective date of this Plan shall be taken into account.

                                    ARTICLE 6
                            Participant Contributions
                            -------------------------

         Participant contributions are neither permitted nor required under the Plan.

                                    ARTICLE 7
                                     Funding
                                     -------

7.1      Funding Generally.  The Company's and its Affiliate's obligations under
         -----------------
         the Plan shall be an unfunded and unsecured promise to pay. The Company and its Affiliates shall not be obligated under any circumstances to fund in advance its obligations under the Plan, and when the benefit amount is paid it shall be expensed out of the general assets of the Company and its Affiliates. The Company may not fund the Plan in a manner that would violate Section 409A.

7.2      Option to Fund Informally. Notwithstanding Section 7.1, the Company and
         -------------------------
         its Affiliates may, at its sole option, or by agreement, informally fund its obligations under the Plan in whole or in part, provided, however, that in no event shall such informal funding be construed to create any trust fund, escrow account or other security for any Participant with respect to the payment of any benefit under the Plan, other than as permitted by Internal Revenue Service and Department of Labor rules and regulations for unfunded supplemental retirement plans.

                                    ARTICLE 8
                              Regulatory Provisions
                              ---------------------

         The obligations of the Company to a Participant under the Plan are subject to the following restrictions:

8.1      Termination  for Cause.  If a  Participant's  service as an Employee is
         ----------------------
         Terminated for Cause, no benefits shall be paid to him under the Plan. If the Participant has commenced receiving his Monthly Benefit and it is subsequently determined that he was Terminated for Cause, then his Monthly Benefit shall immediately cease and the Participant shall be obligated to return to the Company or the Holding Company, whichever is applicable, the cumulative amount of the Monthly Benefit previously paid under the Plan.

8.2      Temporary  Suspension or  Prohibition.  If a  Participant  is suspended
         -------------------------------------
         and/or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. Section 1818(e)(3) and (g)(1), the Company's obligations to such Participant under the Plan shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion reinstate in whole or in part any of its obligations which were suspended.

8.3      Permanent Suspension or Prohibition. If a Participant is removed and/or
         -----------------------------------
         permanently prohibited from participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. Section 1818(e)(4) and (g)(1), all obligations of the Company to such Participant under the Plan shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

8.4      Default. If the Company is in default (as defined in Section 3(x)(1) of
         -------
         the FDIA), all obligations of the Company to Participants and Beneficiaries under the Plan shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

8.5      Termination   by  Regulators.   All   obligations  of  the  Company  to
         ----------------------------
         Participants and Beneficiaries under the Plan shall be terminated, except to the extent determined that continuation of the Plan is necessary for the continued operation of the Company: (i) by the Director of the Office of Thrift Supervision (the "OTS Director") or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the FDIA; or
         (ii) by the OTS Director or his designee, at the time the OTS Director or his designee approves a supervisory merger to resolve problems related to operation of the Company or when the Company is determined by the OTS Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

8.6      Other  Regulatory  Restrictions  on Payment.  Notwithstanding  anything
         -------------------------------------------
         herein to the contrary, (1) any payments made by the Company under the Plan shall be subject to and conditioned upon compliance with 12 U.S.C.
         Section 1828(k) and any regulations promulgated thereunder and (2) payments contemplated to be made by the Company under the Plan shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Federal Deposit Insurance Corporation.

8.7      Time  of  Repayment.  Any  benefit  payment  suspended  or  delayed  in
         -------------------
         accordance with this Article 8 shall be paid as soon as practicable after the earliest date on which the Company reasonably determines that such payment should be made.

                                    ARTICLE 9
                             Beneficiary Designation
                             -----------------------

9.1      Beneficiary.  Each  Participant  shall have the right,  at any time, to
         -----------
         designate his Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan upon the death of the Participant. The Beneficiary designated under the Plan may be the same as or different from the Beneficiary designated under any other plan of the Company or its Affiliates in which the Participant participates.

9.2      Beneficiary  Designation:  Change; Spousal Consent. A Participant shall
         --------------------------------------------------
         designate his Beneficiary by completing and signing the Beneficiary Designation Form and returning it to the Committee. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his spouse as a
         Beneficiary,   a  spousal  consent,  in  the  form  designated
         by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his death.

9.3      Acknowledgment.   No   designation   or  change  in  designation  of  a
         --------------
         Beneficiary shall be effective until received and acknowledged in writing by the Committee.

9.4      No  Beneficiary  Designation.  If a  Participant  fails to  designate a
         ----------------------------
         Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease a Participant or die prior to complete distribution of the Participant's benefits, then a
         Participant's   designated  Beneficiary  shall  be  deemed  to  be  his
         surviving spouse. If a Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the Participant's estate.

9.5      Doubt  as to  Beneficiary.  If the  Committee  has any  doubt as to the
         -------------------------
         proper Beneficiary to receive payments pursuant to the Plan, the Committee shall have the right, exercisable in its discretion, to cause the Company and its Affiliates to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6      Discharge of  Obligations.  The payment of benefits under the Plan to a
         -------------------------
         Beneficiary shall fully and completely discharge the Company and its Affiliates and the Committee from all further obligations under the Plan with respect to the Participant.

                                   ARTICLE 10
                                Leave of Absence
                                ----------------

         If a Participant is authorized by the Company or its Affiliates for any reason to take a leave of absence from employment with the Company or its Affiliates, such Participant shall continue to be considered employed by the Company during such leave of absence (and therefore not to have experienced a Termination of Employment) and service during the leave of absence shall be credited for purposes of determining the Participant's Years of Credited Service. This Article 10 shall be applied in a manner consistent with Section 409A.

                                   ARTICLE 11
            Termination, Change in Control, Amendment or Modification
            ---------------------------------------------------------

11.1     Termination.  Although the Company anticipates that it will continue as
         -----------
         a sponsor of the Plan for an indefinite period of time, there is no guarantee that it will continue as a sponsor of the Plan or will not terminate its sponsorship of the Plan at any time in the future. Accordingly, the Company reserves the right to terminate its sponsorship of the Plan at any time with respect to any or all of its Participants, by action of the Board. If an Affiliate terminates its sponsorship of the Plan, then the Plan shall terminate with respect to Participants employed by that Affiliate. Upon termination of sponsorship of the Plan by the Company or an Affiliate, the Annual and Monthly Benefit of each affected Participant shall be determined as if he had experienced a

         Termination of Employment on the date Plan sponsorship is terminated. The Equivalent Actuarial Value of the Participant's Monthly Benefits (as determined under this Section 11.1) shall be paid to affected Participants in a lump sum. The termination of sponsorship of the Plan or the termination of the Plan shall not adversely affect any Participant who has become entitled to the payment of any benefits under the Plan as of the date of termination. Notwithstanding the foregoing, the timing and manner of distributing benefits in connection with the Plan termination must comply with Section 409A. Accordingly, unless Section 409A permits otherwise, the Plan may be terminated only if: (a) all arrangements sponsored by the Company and its Affiliates that are required to be aggregated with this Plan under Section 409A are terminated; (b) no payments other than payments that would be payable under the terms of the Plan or an aggregated plan if the termination had not occurred are made within 12 months of the termination of the arrangements; (c) all payments are made within 24 months of the termination of the Plan and related arrangements; and (d) the Company and its Affiliates do not adopt a new arrangement that would be required to be aggregated with this Plan under Section 409A if the same Participant participated in both arrangements, within five years of the termination of the Plan. The Plan will automatically terminate upon the completion of all distributions to Participants in accordance with the terms hereof.

11.2     Change in  Control.  Upon a Change in  Control,  the Annual and Monthly
         ------------------
         Benefit of each affected Participant shall be determined as if he had experienced a Termination of Employment on the effective date of the Change in Control. The Equivalent Actuarial Value of each Participant's Monthly Benefit (as determined under this Section 11.2) shall be paid to the Participant in a cash lump sum within 10 days of the effective time of the Change in Control, unless the terms of the Change in Control provide otherwise and are consistent with Section 409A, and do not give rise to any additional parachute payments under Code Section 280G. Because the payment of Change in Control benefits prior to the amendment of this Plan to comply with Section 409A permitted such payments to be made in monthly amounts or as a lump sum, the amendment of this Section 11.2 to limit the form of Change in Control benefit payments to a lump sum shall be considered made pursuant to a Section 409A Transition Rule Election occurring during 2006.

11.3     Amendment.  The Company  may, at any time,  amend or modify the Plan in
         ---------
         whole or in part by action of the Board; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Annual Benefit determined at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification. No amendment shall be permitted that causes the Plan to violate the requirements of Section 409A.

11.4     Effect of Payment. The full payment of the applicable benefit under the
         -----------------
         Plan shall completely discharge all obligations to a Participant and his designated Beneficiaries under the Plan.

                                   ARTICLE 12
                                 Administration
                                 --------------

12.1     Committee  Duties.  The Plan shall be administered by a Committee which
         -----------------
         shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under the Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (ii) decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. Any individual on the Committee who is a Participant shall not vote or act on any matter relating solely to himself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2     Agents. In the administration of the Plan, the Committee may, from time
         ------
         to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company and its Affiliates.

12.3     Binding  Effect of  Decisions.  The decision or action of the Committee
         -----------------------------
         with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.4     Indemnity of Committee.  The Company shall  indemnify and hold harmless
         ----------------------
         the members of the Committee, and any person to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to the Plan, except in the case of gross misconduct by the Committee or any of its members or any such delegate.

12.5     Information.  To enable the  Committee  to perform its  functions,  the
         -----------
         Company and its Affiliates shall supply full and timely information to the Committee as the Committee may reasonably request.

                                   ARTICLE 13
                          Other Benefits and Agreements
                          -----------------------------

         The benefits provided for a Participant under the Plan are in addition to any other benefits available to such Participant under any other plan or program sponsored by the Company or its Affiliates. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided therein.

                                   ARTICLE 14
                                Claims Procedures
                                -----------------

14.1     Presentation of Claim. Any Participant (such Participant being referred
         ---------------------
         to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2     Notification  of Decision.  The Committee  shall  consider a Claimant's
         -------------------------
         claim within a reasonable time, and shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                  (iv) an explanation of the claim review procedure set forth in Section 13.3 below.

14.3     Review of a Denied  Claim.  With 60 days after  receiving a notice from
         -------------------------
         the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

         (a)      may review pertinent documents;

         (b)      may submit written comments or other documents; and/or

         (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4     Decision on Review.  The Committee  shall render its decision on review
         ------------------
         promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)      specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

         (c)      such other matters as the Committee deems relevant.

14.5     Legal Action. A Claimant's  compliance with the foregoing provisions of
         ------------
         this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.

                                   ARTICLE 15
                                      Trust
                                      -----

15.1     Establishment of the Trust. The Company or its Affiliates may establish
         --------------------------
         the Trust upon such terms as it deems appropriate.

15.2     Interrelationship  of the Plan and the  Trust.  The  provisions  of the
         ---------------------------------------------
         Plan, including a Participant's Plan Agreement, shall govern the rights of such Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Company, its Affiliates, Participants and the creditors of the Company and its Affiliates to the assets transferred to the Trust. The Company and its Affiliates shall at all times remain liable to carry out its obligations under the Plan.

15.3     Investment  of  Trust  Assets.  The  trustee  of  the  Trust  shall  be
         -----------------------------
         authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable trust agreement.

15.4     Distributions   From  the  Trust.   The  Company  and  its  Affiliates'
         --------------------------------
         obligations   under  the  Plan  may  be  satisfied  with  Trust  assets
         distributed pursuant to the terms of the Trust and any such distribution shall reduce the Company's and its Affiliates' obligations under the Plan.

                                   ARTICLE 16
                                  Miscellaneous
                                  -------------

16.1     Status of Plan. The Plan is intended to be a plan that is not qualified
         --------------
         within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent. The Plan also is a deferred compensation plan within the meaning of Section 409A, and as such shall be operated, interpreted and administered in accordance therewith.

16.2     Unsecured  General  Creditor.  Participants  and  their  beneficiaries,
         ----------------------------
         heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company or its Affiliates. For purposes of the payment of benefits under the Plan, any and all assets of the Company or its Affiliates shall be, and remain the general, unpledged and unrestricted assets of such entity. The Company's and its Affiliates' obligation under the Plan shall be merely of an unfunded and unsecured promise to pay money in the future.

16.3     Liability.  The Company's or its Affiliates'  liability for the payment
         ---------
         of benefits shall be defined only by the Plan including a Participant's Plan Agreement. The Company or its Affiliates shall have no obligation to a Participant under the Plan except as expressly provided in the Plan including such Participant's Plan Agreement.

16.4     Nonassignability. Neither a Participant nor any other person shall have
         ----------------
         any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance allowed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5     Not a Contract of  Employment.  The terms and  conditions  of the Plan,
         -----------------------------
         including a Participant's Plan Agreement, shall not be deemed to constitute a contract of employment between the Company or its Affiliates and a Participant. Nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of the Company or its Affiliates or to interfere with the right of the Company or its Affiliates to discipline or discharge such Participant at any time.

16.6     Furnishing Information. A Participant will cooperate with the Committee
         ----------------------
         by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to, taking such physical examinations as the Committee may deem necessary.

16.7     Terms. Whenever any words are used herein in the masculine,  they shall
         -----
         be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8     Captions. The captions of the articles,  sections and paragraphs of the
         --------
         Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9     Governing  Law.  Subject to ERISA,  the provisions of the Plan shall be
         --------------
         construed and interpreted according to the internal laws of the State of New Jersey without regard to its conflicts of laws and principles.

16.10    Notice.  Any notice or filing  required or permitted to be given to the
         ------
         Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below.

                  Board of Directors
                  Penn Federal Savings Bank
                  622 Eagle Rock Avenue
                  West Orange, New Jersey   07052-2989

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of such Participant.

16.11    Successors.  The  provisions  of the Plan  shall  bind and inure to the
         ----------
         benefit of the Company or its Affiliates, and their successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12    Spouse's  Interest.  The interest in the benefits hereunder of a spouse
         ------------------
         of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner including, but not limited to, such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.13    Validity. In case any provision of the Plan shall be illegal or invalid
         --------
         for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be constructed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14    Incompetent.  If the  Committee  determines  in its  discretion  that a
         -----------
         benefit under the Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15    Court Order. The Committee is authorized to make any payments  directed
         -----------
         by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion shall have the right, notwithstanding any election made by the Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.16    Distribution  for FICA  Taxes or on Account of  Inclusion  Pursuant  to
         -----------------------------------------------------------------------
         Section 409A.
         ------------

         (a) Distributions may be made to a Participant prior to when amounts are otherwise distributable under the Plan to the extent necessary to pay FICA taxes under Code Sections 3101, 3121(a) and 3121(v)(2), as well as the corresponding federal, state, local or foreign income and withholding taxes associated with those FICA taxes. Distributions under this Section 16.16 shall be permitted only to the extent allowed under Section 409A.

         (b) Upon the inclusion of any portion of the benefit into the Participant's income as a result of the failure of this Plan to comply with the requirements of Section 409A, a lump sum distribution shall be made as soon as is administratively practicable following the discovery of the plan failure of an amount equal to the lesser of (1) the Participant's then-vested benefit, or (2) the amount includible in the Participant's income as a result of the failure of the Plan to comply with Section 409A. In the event the amount includible in the Participant's income under Section 409A exceeds the Participant's then-vested benefit, the excess shall be distributed in a lump sum as soon as administratively practicable after the Participant's vested interest in his Plan benefits increases.

16.17    Insurance.  The  Company  or its  Affiliates,  on its own  behalf or on
         ---------
         behalf of the trustee of the Trust, and, in its sole discretion, may apply for and procure insurance on the life of any Participant, in such amounts and in such forms as it may choose. The Company or its Affiliates or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. No Participant shall have any interest whatsoever in any such policy or policies, and a Participant shall at the request of the Company submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Company or its Affiliates has applied for insurance.

16.18    Legal Fees To Enforce  Rights After  Change in Control.  The Company is
         ------------------------------------------------------
         aware that upon the occurrence of a Change in Control, the Board (which might then be comprised of new members) or stockholders of the Company, its Affiliates, or of any successor corporation, might then cause or attempt to cause the Company, its Affiliates, or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or its Affiliates to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, its Affiliates, or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder, or, if the Company, its Affiliates, or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and its Affiliates irrevocably authorizes such Participant to retain counsel of his choice at the expense of the Company or its Affiliates to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, its Affiliates, or any director, officer, stockholder or other Affiliate of the Company or any successor thereto in any jurisdiction.

         The Company has signed the Plan as of __________, 2006.


                                            PENN FEDERAL SAVINGS BANK



                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------